Exhibit 99.2

Forward-Looking Statements & Non-GAAP Measures Forward-looking statements used in this presentation are based on our current expectations, involve risks and uncertainties, and are subject to change at any time. We undertake no obligation to update such statements to reflect new information. Actual results could differ materially from those currently contemplated due to a number of factors, including the assumptions and factors referred to in this presentation and risk and cautionary factors set forth in our public filings with the U.S. Securities and Exchange Commission. We use certain non-GAAP financial measures because we believe they are useful to understanding the performance of our business. See our public filings with the SEC and the Investor Relations section of our website at www.alcco.com for reconciliations of material non-GAAP measures to their related GAAP measures. Data presented is as of September 30, 2008 unless otherwise noted.

ALC Corporate Information Spun-off from Extendicare on Nov.10, 2006 NYSE: ALC $305M Market Capitalization* $633M Adjusted Enterprise Value* * Based upon a share price of $5.00 and 61.0 million shares outstanding. Operating leases capitalized at 10%

Overview of ALC Leading provider of assisted living care services One of the largest in the U.S. 6th in unit size 3rd in market cap Comprised of 216 residences Over 9,000 units Located in mid-market suburban bedroom communities Population 10,000 - 40,000 Net worth of $100K to $500K

Recent Events Share Buyback Program Through December 5, 2008 repurchased over 9.1 million shares under $80 million program, 1.1 million shares since the completion of the third quarter of 2008 400 Unit Expansion Plan Approximately 185 units to be completed in the fourth quarter of 2008, 159 in the first quarter of 2009 and56 in the second quarter of 2009 Expanded revolving credit facility by $20 million Solid strategy in place to continue increasing the number of units available to private pay residents Private pay average occupancy 89% for the third quarter of 2008 Private pay as a percent of revenue 92% for the third quarter of 2008

U.S. Assisted Living Industry 24 hour supervision and assistance Tailored personal services Activities, life enrichment and transportation Health related services An environment that maximizes resident's dignity, autonomy, privacy, independence and safety Services Provided

Aged between 75 & 85 Female Mobile Needs assistance with 2.25 ADL's Assisted Living Residents 31% 69% Typical Resident Source: ALFA Male Female East 0.24 0.76

Family Dynamics - Current Economy Assisted living is still need driven Number of residents moving in still strong With fewer two-income families, the immediate family has become more of a primary source of care Residents returning to their homes has increased Family caregiver time has increased Fixed income seniors less able to afford the cost of assisted living Limited access to built up home equity restricts ability to fund costs

Competitive Advantages/Opportunities Relatively new portfolio constructed in mid to late 1990s Designed to appeal to the senior living community and their decision makers Small markets provide for less competition Tend to compete with local or regional providers lacking same level of expertise, sales talent and purchasing power

Competitive Advantages/Opportunities 71% ownership of our residences provides us with increased flexibility to: Refurbish residences as required Expand residences with successful growth opportunities Exit markets if warranted Portfolio offers geographic diversity and clustering Leverage successful practices from one area to another Talented regional team to mentor and focus residence leadership

21 19 11 23 41 Assisted Living Concepts' Operations 216 residences 9 9 7 4 8 4 9 9,076 ALC Units 12 5 1 Focused Business with Geographic Diversity 20 1 1 10 1

Competitive Advantages/Opportunities Private/Medicaid Mix Ability to increase private versus Medicaid occupancy 92.0% of third quarter 2008 revenues from private pay 89.0% of third quarter occupancy is private pay Total Occupancy Percentage Ability to fill open units Adjusted EBITDAR* Margin 29.8% first three quarters of 2008 Additional External Growth Strategy * See definition of adjusted EBITDAR attached

Growth Strategy Establish ourselves as the provider of choice for residents who value wellness, quality of care, and customer service Initiating programs on a corporate, regional and residence level to allow us to monitor and improve our delivery of services Sales campaigns targeted at resident referral sources Developing relationships with third-party providers to include ancillary healthcare and life enrichment services Build Our Company Brand

Growth Strategy 400 unit expansion of existing owned buildings Currently own land to add units to existing portfolio in markets with demand Including the current expansion program, approximately 40 properties in our owned portfolio have land available to add on new apartments Five vacant parcels of land for potential new building sites Internal Growth

Growth Strategy Improve occupancy and private pay mix Further develop life enrichment, dining and customer service programs to enhance value, support rate improvements, and attract private pay residents Continue training, mentoring and goal setting with sales team Manage market specific strategic plans Analyze and respond quickly to key performance indicators Maintain control over labor and other costs Internal Growth

Growth Strategy Will look to expand portfolio in markets where we already operate Will consider new markets with low risk of litigation Completed acquisition of 541 leased units in the southeast on January 1, 2008 Strong balance sheet enabling growth through acquisition and construction Industry remains highly fragmented Top five providers combined market share is approximately 14% External Growth

Financial Results

Assisted Living Concepts, Inc. Rates and Percent of Revenue Derived From Private Pay Trend Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Private Pay Rate 96.83 95.86 95.52 95.87 99.18 100.21 101.24 101.75 106.51 105.99 106.19 Medicaid Rate 65.7 64.77 67.09 65.36 67.98 67.62 70.86 70.97 71.31 71.89 74.72 Combined Rate 87.74 87.01 88 87.48 91.38 93.22 95.6 96.75 101.79 101.82 102.74 Private Pay Revenue Pct. 0.781 0.788 0.789 0.795 0.814 0.844 0.862 0.881 0.906 0.914 0.92

ALC Private Pay Revenue ($'s in millions) Q1 Q2 Q3 2007 46.6 48.3 49.9 2008 (same store) 49.5 48 48.9 2008 54.5 52.9 53.8

ALC Medicaid Revenue ($'s in millions) Q1 Q2 Q3 2007 10.7 8.9 8 2008 5.7 5 4.6

* See definition and reconciliation to GAAP measures attached ALC Adjusted EBITDAR* Quarter 1 Quarter 2 Quarter 3 2007 16.8 15.6 16.2 2008 18.2 17.9 16.6 ($'s In millions) $18.2 2007 2008 2007 2008 2007 2008

ALC Adjusted EBITDAR* Margins Q1 Q2 Q3 2007 0.292 0.271 0.28 2008 0.303 0.309 0.284 * See definition and reconciliation to GAAP measures attached

ALC Property Value Currently own 6,586 units including 157 under capital lease Current estimated cost for expansion project $125K per unit Currently trading at approximately $65K per owned unit Significant owned property value Significant owned property value

Economic Conditions Economic pressure - Industry Industry - National Investment Center for the Seniors Housing and Care Industry data and commentary indicate: Continued pressure on Sr. housing occupancy levels through Q1 '09 Continued rate growth but continued concessions to maintain occupancy Potential pressure from higher costs such as food and utilities Balanced prospects for occupancy due to lower number of new unit development Potential industry consolidation as operators and REITS struggle with the dual pressure of lower occupancy and tighter capital markets ALC Specific Somewhat shielded from discounting programs due to lower number of competitors in the vicinity of our residences Food and utility costs not up significantly Approximately 185 units to be completed in the fourth quarter of 2008, 159 in the first quarter of 2009 and 56 in the second quarter of 2009

Credit Considerations Industry - Credit markets continue to be in disarray Extreme caution demonstrated by lenders Despite government bailout, banks continue to be reluctant to lend Credit spreads at record levels ALC Specific $76 million available under our Revolving Credit Facility as of September 30, 2008 Prudent debt to cap ratio 30.9% Trailing twelve month EBITDA / Interest coverage of 7.2X Unencumbered properties available for additional capital

Growth Strategy Cost $50 million or $125,000 per unit, 400 units Expected completion of 185, 159 and 56 units in Q4 '08,Q1 '09 and Q2 '09, respectively Revenue at 95% occupancy, $16.0 million EBITDA at 50% margin, $8.0 million (16% return) Annual interest at 7.0%, $3.5 million Annual depreciation $1.25 million per year Net income impact $2.0 million or $.03 per share Expansion Opportunity Target Economics:

Growth Strategy Owned residences Price based on EBITDA Cap rates greater than 10% Fully integrated target cap rates 12% - 15% on owned buildings Expansion opportunities Located in desirable regions Leased buildings cap rates >15% Long term leases Expansion opportunities Acquisition Opportunity Target Economics and Preferences:

Growth Strategy $80 million program Through December 5, 2008 repurchased 9.1 million shares at a cost of $65.0 million Continue to find share buyback attractive at current valuation Share Buyback Opportunity:

ALC Debt Summary Only $7.2 million of debt maturing prior to 2011 Lender Red Mortgage Capital DMG ALF Capital Lease Oregon Trust Notes HUD Insured Mortgages Total Amount Sept 30, 2008 $34.6 $7.2 $11.0* $ 8.8 $ 3.0 $126.8 Maturity Current Rate 6.51% 6.06% 7.32% 6.72% 6.89% 2014 2009 2009 2021-2026 2036 * $10.3 million represents purchase price in 2009 GE Revolving Credit Facility $49.0 Prime or L+150bp 2011 HUD Insured Mortgages $ 4.2 2032 5.75% DMG 2018 7.07% $ 9.0

Adjusted EBITDA and EBITDAR Adjusted EBITDA is defined as net income from continuing operations before income taxes, interest expense net of interest income, depreciation and amortization, equity based compensation expense, transaction costs and non-cash, non- recurring gains and losses, including disposal of assets and impairment of long- lived assets and loss on refinancing and retirement of debt. Adjusted EBITDAR is defined as adjusted EBITDA before rent expenses incurred for leased assisted living properties. Adjusted EBITDA and adjusted EBITDAR are not measures of performance under accounting principles generally accepted in the United States of America, or GAAP. We use adjusted EBITDA and adjusted EBITDAR as key performance indicators and adjusted EBITDA and adjusted EBITDAR expressed as a percentage of total revenues as a measurement of margin. We understand that EBITDA and EBITDAR, or derivatives thereof, are customarily used by lenders, financial and credit analysts, and many investors as a performance measure in evaluating a company's ability to service debt and meet other payment obligations or as a common valuation measurement in the long-term care industry. Moreover, ALC's revolving credit facility contains covenants in which a form of EBITDA is used as a measure of compliance, and we anticipate EBITDA will be used in covenants in any new financing arrangements that we may establish. We believe adjusted EBITDA and adjusted EBITDAR provide meaningful supplemental information regarding our core results because these measures exclude the effects of non-operating factors related to our capital assets, such as the historical cost of the assets.

Reconciliation of Net Income to Adjusted EBITDAR

High Percentage of Direct Ownership Focused On Suburban and Rural Centers New Portfolio of Assets Prudent Internal/ External Growth Strategy Investment Highlights Strong Financial Position